Exhibit 99.1

Impinj Reports First Quarter 2021 Financial Results

SEATTLE, WA, Apr. 28, 2021– Impinj, Inc. (NASDAQ: PI), a leading RAIN RFID provider and Internet of Things pioneer, today released its financial results for the first quarter ended March 31, 2021.

“Our first-quarter results were strong, exceeding our revenue and profitability guidance,” said Chris Diorio, Impinj co-founder and CEO. “We delivered a record bookings quarter, strengthened our team and see strong demand and growth opportunities ahead.”

First Quarter 2021 Financial Summary

•	Revenue of $45.2 million
•	GAAP gross margin of 48.6%; non-GAAP gross margin of 50.3%
•	GAAP net loss of $9.4 million, or loss of $0.40 per diluted share using 23.7 million shares
•	Adjusted EBITDA of $0.9 million
•	Non-GAAP net income of $0.3 million, or income of $0.01 per diluted share using 25.7 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

Second Quarter 2021 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the second quarter 2021 (in millions, except per share data):

Three Months Ending
June 30, 2021
Revenue	$41.5 to $43.5
GAAP Net loss	($11.4) to ($10.4)
Adjusted EBITDA profit (loss)	($1.5) to $0.0
Non-GAAP net loss	($2.0) to ($0.5)
GAAP Weighted-average shares — basic and diluted	24.10 to 24.30
GAAP Net loss per share — basic and diluted	($0.47) to ($0.43)
Non-GAAP Weighted-average shares — basic and diluted	24.10 to 24.30
Non-GAAP Net loss per share — basic and diluted	($0.08) to ($0.02)

A reconciliation between GAAP and non-GAAP is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call today, Apr. 28, 2021 at 5:00 p.m. ET / 2:00 p.m. PT for analysts and investors to ask questions on its first quarter 2021 results, as well as its outlook for its second quarter 2021. Open to the public, investors may access the call by dialing +1-412-317-5196. A live webcast of the conference call will also be accessible on our website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10154139.

Management’s prepared written remarks, along with quarterly financial data, will be made available on our website at investor.impinj.com commensurate with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, the impact of Covid-19, and financial considerations for second quarter 2021 and future periods.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things — such as apparel, automobile parts, luggage, and shipments — to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

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For more information, contact:

Investor Relations

ir@impinj.com

+1-206-315-4470

Media Relations
Jill West
Vice President Strategic Communications
+1 206-834-1110
jwest@impinj.com

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	March 31, 2021 (1)	December 31, 2020
Assets:
Current assets:
Cash and cash equivalents	$49,796	$23,636
Short-term investments	69,551	82,453
Accounts receivable, net	23,505	25,003
Inventory	28,067	36,329
Prepaid expenses and other current assets	2,810	3,943
Total current assets	173,729	171,364
Property and equipment, net	20,797	16,531
Operating lease right-of-use assets	13,736	13,761
Other non-current assets	2,349	2,079
Goodwill	3,881	3,881
Total assets	$214,492	$207,616
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$8,799	$10,144
Accrued compensation and employee related benefits	5,874	5,529
Accrued and other current liabilities	2,304	1,468
Current portion of operating lease liabilities	3,813	3,641
Current portion of restructuring liabilities	1,235	—
Current portion of long-term debt	83,951	—
Current portion of deferred revenue	6,209	6,811
Total current liabilities	112,185	27,593
Long-term debt, net of current portion	—	54,556
Operating lease liabilities, net of current portion	14,881	15,266
Other long-term liabilities	805	805
Deferred revenue, net of current portion	246	277
Total liabilities	128,117	98,497

Stockholders' equity:
Common stock, $0.001 par value	24	23
Additional paid-in capital	406,988	423,759
Accumulated other comprehensive income	3	3
Accumulated deficit	(320,640)	(314,666)
Total stockholders' equity	86,375	109,119
Total liabilities and stockholders' equity	$214,492	$207,616

(1) We adopted ASU 2020-06 on January 1, 2021 using modified retrospective transition method and accounted for our convertible notes due 2026, or the 2019 Notes, on a whole-instrument basis.  Upon adoption, we no longer had unamortized debt discount related to the equity component of the 2019 Notes as of March 31, 2021. The condensed consolidated financial statements as of March 31, 2021 are presented under ASU 2020-06, while comparative prior reporting period presented is not adjusted and continue to be reported in accordance with our historical accounting policy.

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2021	2020
Revenue	$45,248	$47,822
Cost of revenue	23,267	26,428
Gross profit	21,981	21,394
Operating expenses:
Research and development	13,791	11,057
Sales and marketing	7,645	7,490
General and administrative	8,154	6,242
Restructuring costs	1,263	—
Total operating expenses	30,853	24,789
Loss from operations	(8,872)	(3,395)
Other income, net	23	409
Interest expense	(525)	(1,312)
Loss before income taxes	(9,374)	(4,298)
Income tax expense	(42)	(28)
Net loss	$(9,416)	$(4,326)
Net loss per share — basic and diluted	$(0.40)	$(0.19)
Weighted-average shares — basic and diluted	23,671	22,412

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Three Months Ended
	March 31,
	2021	2020
Operating activities:
Net loss	$(9,416)	$(4,326)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	1,040	1,168
Stock-based compensation	7,449	5,221
Accretion of discount or amortization of premium on short-term investments	218	(4)
Amortization of debt issuance costs and debt discount	94	879
Changes in operating assets and liabilities:
Accounts receivable	1,498	(4,371)
Inventory	8,262	2,390
Prepaid expenses and other assets	880	368
Deferred revenue	(633)	155
Accounts payable	(2,137)	1,096
Accrued compensation and employee related benefits	345	(1,933)
Operating lease right-of-use assets	723	657
Operating lease liabilities	(911)	(823)
Accrued liabilities and other liabilities	722	1,368
Restructuring liabilities	1,235	—
Net cash provided by operating activities	9,369	1,845
Investing activities:
Purchases of investments	(12,333)	—
Proceeds from maturities of investments	25,000	14,175
Purchases of property and equipment	(4,398)	(1,112)
Net cash provided by investing activities	8,269	13,063
Financing activities:
Principal payments on finance lease obligations	(2)	(98)
Proceeds from exercise of stock options and employee stock purchase plan	8,524	2,014
Net cash provided by financing activities	8,522	1,916
Net increase in cash and cash equivalents	26,160	16,824
Cash and cash equivalents
Beginning of period	23,636	66,898
End of period	$49,796	$83,722

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, our key non-GAAP performance measures include adjusted EBITDA and non-GAAP net income (loss), as defined below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We believe these measures provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from similarly termed non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation; investigation costs; restructuring costs; settlement and related costs; other income, net; interest expense; loss on debt extinguishment; and income tax benefit (expense).

Non-GAAP Net Income (Loss)

We define non-GAAP net income (loss) as net income (loss), excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation; investigation costs; restructuring costs; settlement and related costs; amortization of debt discount related to the equity component of our convertible notes prior to the adoption of ASU 2020-06; and prepayment penalty on debt extinguishment.

On January 1, 2021, we adopted ASU 2020-06 using the modified retrospective transition method, accounting for the 2019 Notes on a whole-instrument basis. Upon adoption, the condensed consolidated financial statements for the three months ended March 31, 2021 are presented under the new standard and we no longer recorded amortization of debt discount, and comparative prior reporting period presented is not adjusted.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended
	March 31,
	2021	2020
GAAP Gross margin	48.6%	44.7%
Adjustments:
Depreciation	1.1%	1.0%
Stock-based compensation	0.6%	0.4%
Non-GAAP Gross margin	50.3%	46.1%

GAAP Net loss	$(9,416)	$(4,326)
Adjustments:
Depreciation	1,040	1,168
Stock-based compensation	7,449	5,221
Other income, net	(23)	(409)
Interest expense	525	1,312
Income tax expense	42	28
Restructuring costs	1,263	—
Adjusted EBITDA	$880	$2,994

GAAP Net loss	$(9,416)	$(4,326)
Adjustments:
Depreciation	1,040	1,168
Stock-based compensation	7,449	5,221
Amortization of debt discount	—	854
Restructuring costs	1,263	—
Non-GAAP Net income (loss)	$336	$2,917
Non-GAAP Net income (loss) per share:
Basic	$0.01	$0.13
Diluted	$0.01	$0.13
GAAP and non-GAAP Weighted-average shares — basic	23,671	22,412

GAAP Weighted-average shares — diluted	23,671	22,412
Dilutive shares from stock plans	1,983	589
Non-GAAP Weighted-average shares — diluted	25,654	23,001

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
June 30,
2021
GAAP Net loss	$(10,950)
Adjustments:
Forecasted Depreciation	1,500
Forecasted Stock-based compensation	8,200
Forecasted Interest expense	525
Forecasted Other income, net	(25)
Forecasted Income tax expense	—
Adjusted EBITDA loss	$(750)

GAAP Net loss	$(10,950)
Adjustments:
Forecasted Depreciation	1,500
Forecasted Stock-based compensation	8,200
Non-GAAP Net loss	$(1,250)

GAAP Net loss per share — basic and diluted	$(0.45)
Non-GAAP Net loss per share — basic and diluted	$(0.05)

GAAP weighted-average shares — basic and diluted	24,200
Non-GAAP weighted-average shares — basic and diluted	24,200